(Loss) Earnings Per Share	12 Months Ended
Dec. 31, 2023
(Loss) Earnings Per Share [Abstract]
(LOSS) EARNINGS PER SHARE
15.	(LOSS) EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted (loss) earnings per ordinary share for the years ended December 31, 2023, 2022 and 2021, respectively:

	For the Years Ended December 31,
	2023	2022	2021
Net (Loss) Income Attributable to Zhongchao Inc.’s shareholders	$(11,335,911)	$(2,940,891)	$238,665

Weighted average number of ordinary share outstanding
Basic and Diluted*	2,603,354	2,599,776	2,493,851

(Loss) Earnings per share
Basic and Diluted	$(4.354)	$(1.131)	$0.096

*	Retrospectively restated for the effect of share consolidation (see Note 17)

On August 14, 2019, Zhongchao Cayman completed a reorganization of entities under common control of its then existing shareholders, who collectively owned a majority of the equity interests of Zhongchao Cayman prior to the reorganization. All references to numbers of common shares and per-share data in the consolidated financial statements have been adjusted to reflect such issuance of shares on a retrospective basis. In addition, the contingently issuable ordinary shares of 135,007 shares of Class A ordinary share underlying the warrant (Note 1) issued to one existing shareholder of Zhongchao Shanghai is included in calculation of basic and diluted weighted average number of ordinary share outstanding, as the Company does not expect any circumstances under which those shares would not be issued.

Potential ordinary shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted (loss) earnings per share. For the years ended December 31, 2023, 2022 and 2021, the Company had no dilutive shares.